UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                               FORM 8-K/A No. 1

                                CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):       November 20, 1998


                        WELLINGTON PROPERTIES TRUST
           (Exact name of registrant as specified in its charter)

Maryland                          0-25074                     39-6594066
(State or other           (Commission File Number)           (IRS Employer
jurisdiction  of                                             Identification
incorporation)                                                Number)


18650 W. Corporate Drive, Suite 300, P.O. Box 0919, Brookfield, Wisconsin 53008-0919
(Address of principal executive offices)

(414) 792-8900
(Registrant's telephone number, including area code)

Item 7.		Financial Statements and Exhibits

In a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 4, 1998, Wellington Properties Trust (the "Company") reported its acquisition of one light industrial property located in Burnsville, MN ("Nicollet Business VI") and one office property located in Minneapolis, MN ("Thresher Square East/West") (Nicollet Business VI and Thresher Square East/West are collectively referred to herein as the "Acquired Hoyt Properties - 1998") and its acquisition of one office property located in St. Cloud, MN ("Cold Springs Office Center"). The Company is filing this amendment to the Current Report on Form 8-K to include the financial statements identified in this Item 7.

(a) Financial Statements of Businesses Acquired
The financial statements of the Acquired Hoyt Properties - 1998 and the financial statements of the Cold Springs Office Center are included herein. See pages F-10 through F-12 and pages F-13 through F-15, respectively.

(b) Pro Forma Financial Information
The pro forma condensed consolidated financial statements of the Company are included herein. See pages F-1 through F-9.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                          WELLINGTON PROPERTIES TRUST
                    A Maryland Real Estate Investment Trust
                               (Registrant)


Dated:  February 2, 1999              By:	/s/ Robert F. Rice
                                      Name: 	Robert F. Rice
                                      Title: 	President

                         WELLINGTON PROPERTIES TRUST
                        INDEX TO FINANCIAL STATEMENTS


I.  PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF THE COMPANY

Introduction to ProForma Condensed Consolidated Financial
Information                                                        F-2

ProForma Condensed Consolidated Balance Sheet as of
September 30, 1998                                                 F-4

ProForma Condensed Consolidated Statement of Operations
for the Year Ended December 31, 1997                               F-5

ProForma Condensed Consolidated Statement of Operations
for the Nine Month Period Ended September 30, 1998                 F-6

Notes and Management's Assumptions to Pro Forma Condensed
Consolidated Financial Information                                 F-7

II. ACQUIRED HOYT PROPERTIES - 1998

Report of Independent Certified Public Accountants                 F-10

Combined Statements of Revenue and Certain Expenses
for the Year Ended December 31, 1997, and the Nine
Months Ended September 30, 1998(unaudited)                         F-11

Note to Combined Statements of Revenue and Certain Expenses        F-12

III. COLD SPRINGS OFFICE CENTER

Report of Independent Certified Public Accountants                 F-13

Statements of Revenue and Certain Expenses for the Year
ended December 31, 1997, and the Nine Months Ended
September 30, 1998 (unaudited)                                     F-14

Note to Statements of Revenue and Certain Expenses                 F-15

                                      F1

                           WELLINGTON PROPERTIES TRUST
              PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

The following sets forth the unaudited pro forma condensed consolidated balance sheet of Wellington Properties Trust (the "Company") and its consolidated affiliates, including Wellington Properties Investments, L.P. (the "Operating Partnership") as of September 30, 1998, and the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 1997 and the nine month period ended September 30, 1998 of the Company.

The pro forma condensed consolidated financial information is presented as if the following transactions had been consummated on September 30, 1998 for balance sheet purposes, and at January 1, 1997 for purposes of the statements of operations:

The Company became the sole general partner of and obtained its partnership interest in the Operating Partnership. Through its general partnership interest, the Company controls the Operating Partnership and will present consolidated financial statements for the Company and its affiliates, including the Operating Partnership.

On November 20, 1998 the Operating Partnership acquired, from certain persons and entities, pursuant to the Master Contribution Agreement with American Real Estate Equities, LLC ("AREE"), interests in one light industrial property ("Nicollet Business VI") and one office property ("Thresher Square East/West") (Nicollet Business VI and Thresher Square East/West are collectively referred to herein as the "Acquired Hoyt Properties
- 1998") for: (a) issuance by the Operating Partnership of 1,006,374 limited partnership units ("Units") (convertible, under certain circumstances, on a one-for-one basis such that one Unit is convertible into one Common Share, as defined below); and (b) the assumption of debt aggregating $9,562,000.

On November 20, 1998 the Operating Partnership acquired, from certain persons and entities, pursuant to the Master Contribution Agreement with American Real Estate Equities, LLC ("AREE"), interests in one office property ("Cold Springs Office Center") (Cold Springs Office Center and Acquired Hoyt Acquisition Properties-1998 are collectively referred to herein as the "Transaction" or the "Acquired Properties") for: (a) issuance by the Operating Partnership of 609,020 Units; and (b) the assumption of debt aggregating $7,504,000.

In connection with the Transaction, the Company issued 105,263 common shares of beneficial interest (the "Common Shares") to AREE, or representatives thereof, in exchange for $1,000,000 in cash.

In connection with the Transaction, the Company issued warrants (the "Warrants") for 500,000 Common Shares each (i) to AREE, and representatives thereof, and (ii) to Wellington Management Corporation ("WMC").

Simultaneous with the Transaction, WMC received a termination fee and the advisory agreement between the Company and WMC was terminated.

The Company received 105,263 Units from the Operating Partnership in exchange for contributing $1,000,000 in cash.

This pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements of the Company and those of the Acquired Hoyt Properties - 1998 and Cold Spring Office Center. In management's opinion, all adjustments necessary to reflect the effects of the

                                            F2
consummated transactions have been made. This pro forma condensed consolidated financial information is unaudited and is not necessarily indicative of what the actual financial position would have been at September 30, 1998, nor does it purport to represent the future financial position and the results of operations of the Company.



                                         F3


                               Wellington Properties Trust
                    Pro Forma Condensed Consolidated Balance Sheet
                               As of September 30, 1998
                                   (Unaudited)
                      (Dollars in thousands, except per share data)

                          Historical   Acquired Hoyt   Cold Springs   Issuance
                        Consolidated  Properties-1998  Office Center of Warrants
                             (A)            (B)             (C)         (D)
Assets
 Net investments             18,858         18,253          12,777        133
 in real estate
 Cash and cash equivalents       30           (440)           (145)         0
 Deferred costs, net          		617      	    	222              	0      1,377
 Other assets                  	346            		0               0          0
  Total Assets               19,851        	18,035           12,632     1,510

Liabilities and shareholders' equity
Liabilities
 Mortgage loans payable     	15,807          9,562           	7,504         0
	Other liabilities             	863            		0		              0         0
  Total liabilities        		16,670        		9,562          		7,504         0
Minority interests                0        		8,473          		5,128         0
Shareholders' equity
 Common shares of               		7              0                0         0
 beneficial interest
 Additional paid in capital  	6,422              0                0         0
 Share Warrants                   0              0                0     1,510
 Accumulated deficit       		(3,268)             0                0         0
  Total Shareholder's         3,181              0                0     1,510
  equity
  Total liabilites and
  shareholder's equity       19,851         18,035           12,632     1,510


                         Issuance of      Adjustments to
                        Common Shares   Minority Interests     ProForma
                            (E)                (F)            Consolidated

                                  0              0           50,021
                                992              0              437
                                  0              0            2,216
                                  0              0              346
                                992              0           53,020

                                  0              0           32,873
                                  0              0              863
                                  0              0           33,736

                                  0          1,520           15,121

                                  1              0                8
                                991         (1,520)           5,913
                                  0              0            1,510
                                  0              0           (3,268)
                                992         (1,520)           4,163

                                992              0           53,020

See accompanying notes to pro forma financial statements

                                                 F4


                Historical    Acquired Hoyt   Cold Springs  ProForma  ProForma
               Consolidated  Properties-1988  Office Cntr   Adjst    Consolidatd
                    (A)        (B)            (C)

Revenue:
Rental Revenue      2,981      2,013          1,559         0     	   6,553
Other              			199         82              0         0           281
 Total revenue   	  3,180      2,095          1,559         0         6,834

Expenses:
Property operating	 1,155      1,082            621         0         2,858
General and
administrative
Interest expense 			1,398       			0           			0    		1,422(E)   		2,820
Depreciation and
amortization       			606         	0            		0       	639(F)   		1,245
 Total expenses  			3,456   			1,082         			621     	2,161	       7,320

Income (loss)
before minority
interests         			(276)   		1,013          		938     (2,161)      		(486)

Minority interests
in (income) loss     			0       			0           			0      		323(G)   		  323

Net income (loss)    (276)     1,013            938     (1,838)        (163)

Net income (loss)
per share:
Basic and diluted   (0.39)                                            (0.20)

Weighted average
number of shares:
Basic and diluted		713,091                                        		818,354


See accompanying notes to pro forma financial statements

                                             F5

                                Wellington Properties Trust
                 Pro Forma Condensed Consolidated Statement of Operations
                   For the Nine Month Period Ended September 30, 1998
                                   (Unaudited)
                     (Dollars in thousands, except per share data)
               Historical  Acquired Hoyt  Cold Springs   ProForma   ProForma
              Consolidated  Props-1988     Office Cntr   Adjstmnts Consolidatd
                  (A)         (B)             (C)
Revenue:
 Rental Revenue   2,296       1,665           1,149           -         5,110
 other             			-        		48             		-        			-          		48
  Total revenue 		2,296    			1,713         		1,149        			-       		5,158

Expenses:
 Property
 operating       			882      			718          			467        			-        	2,067
 General and
 administrative   		247        			-             		-       	   		75(D) 	   322
 Interest expense			953        			-            			-        		1,110(E) 		2,063
 Depreciation and
 amortization    			442         		-            			-          		479(F)   		921
  Total expenses		2,524      			718          			467         	1,664      5,373

Income (loss)
before minority
interests       			(228)     			995          			682    	    (1,664)    		(215)

Minority interests
in (income) loss   			-        			-            			-          		142(G) 		  142

Net income (loss)  (228)        995             682         (1,522)       (73)

Net income (loss)
per share:
Basic and diluted (0.31)                                                (0.09)

Weighted average
no. of shares: Basic
and diluted     726,403                                              	831,666

See accompanying notes to pro forma financial statements

                                        F6

                            WELLINGTON PROPERTIES TRUST
                       NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                        PRO FORMA CONDENSED CONSOLIDATED
                            FINANCIAL INFORMATION
                (Dollars in thousands, except share and per share amounts)

1.	Basis of Presentation:

Wellington Properties Trust (the "Company") is a self-administered Maryland real estate investment trust. As of September 30, 1998, the Company's portfolio included 376 apartment units in two residential properties leased for residential purposes. In connection with the Transaction, the Company became the sole general partner of and holds an approximately 6.1% interest in the Operating Partnership formed to acquire and hold the Acquired Properties. The Operating Partnership issued 1,720,657 Units of which
105,263 were issued to the Company. Because the Company controls the Operating Partnership, the Company consolidates the assets of the Operating Partnership with the Company.

These pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of the Company, the Acquired Hoyt Properties - 1998 and Cold Springs Office Center. In management's opinion, all adjustments necessary to reflect the effects the acquisitions of the Acquired Hoyt Properties - 1998 and Cold Springs Office Center have been made.

2.	Adjustments to Pro Forma Condensed Consolidated Balance Sheet:


(A)
Reflects the historical consolidated balance sheet of the Company as of September 30, 1998.

(B)
Reflects the acquisition of the Acquired Hoyt Properties - 1998 from certain persons and entities, pursuant to the Master Contribution Agreement with AREE in exchange for: (i) issuance by the Operating Partnership of 1,006,374
Units at a value of $8.50 per Unit ($8,554) (based on the range of trading prices of $8.50 to $8.875 per Common Share for ten days prior to announcement on June 11, 1998),net of associated costs of $81; (ii) the assumption of debt aggregating $9,562; and (iii) utilization of cash of $440, including payment of costs associated with the acquistion and debt assumption of $137 and $222, respectively. The Acquired Hoyt Properties-1988 are recorded at purchase price plus direct costs of acquisition using purchase accounting principles.

(C)
Reflects the acquisition of the Cold Springs Office Center from certain persons and entities, pursuant to the Master Contribution Agreement with AREE in exchange for: (a) issuance by the Operating Partnership of 609,020 Units at a value of $8.50 per Unit ($5,177) (based on the range of trading prices of $8.50 to $8.875 per Common Share for ten days prior to announcement on June 11,
1998), net of associated costs of $49; (ii) the assumption of debt aggregating $7,504; and (iii) utilization of cash of $145, including payment of costs associated with the acquisition of $96. The Cold Springs Office Center is recorded at purchase price plus direct costs of acquistion using purchase accounting principles.

                                      F7

(D)
Reflects the issuance of ten year Warrants to purchase 500,000 Common Shares each (i) to AREE, and representatives thereof, and (ii) to WMC, at exercise prices between $8.50 and $14.75 per share based on an average of $1.51 per warrant value (based on a modified Black Scholes calculation).

(E)
Reflects the issuance of 105,263 Common Shares, $0.01 par value, in exchange for $1,000 in cash, net of associated costs of $8.

(F)
Reflects the adjustment to minority interests as a result of the transactions in connection with the Acquired Hoyt Properties - 1998 and Cold Springs Office Center. After the closings, the Company holds 105,263 Units or a 6.1% interest in the Operating Partnership. The calculation of minority interests is as follows:

                           Company      Transaction (1)          Consolidated
Minority interests
 Common Units               -           15,121     	93.9%        15,121

Shareholders' equity
 Common Shares           		3,181          	982     		6.1%        	4,163

Total                      3,181        16,103    	100.0%        19,284

(1) Reflects the impact of all effects of the Transaction to minority interests and total shareholders' equity.

3.	Adjustments to Pro Forma Condensed Consolidated Statements of Operations:

(A)	Reflects the historical consolidated operations of the Company.

(B)	Reflects the historical combined operations of the Acquired Hoyt Properties
- 1998.

(C)	Reflects the historical operations of Cold Springs Office Center.

(D) Reflects additional pro forma general and administrative costs expected to be incurred as a result of the Transaction. Such costs are expected to have a continuing impact on the Company.

(E) Reflects increased pro forma interest expense resulting from:

                                         For the Year         For the Nine
                                            Ended             Month Period
                                       December 31, 1997    September 30, 1998
* The debt assumed in connection
with the Acquired Hoyt Properties
- 1998 which debt bears interest
at an average rate of 7.23% per annum         691                  508

* The debt assumed in connection
with the Cold Springs Office Center
which debt bears interest at an
average rate of 9.75% per annum              	731                		602
                                            1,422                1,110

                                                       F8

(F) Reflects increased pro forma depreciation and amortization expense resulting from:

                            For the Year                 For the Nine
                              Ended                      Month Period
                          December 31, 1997           September 30, 1998
* Depreciation of buildings
acquired over a 40-year
useful life (allocating 20%
to land and 80% to
depreciable basis)             623                          467

* Amortization of deferred
financing fees related to
debt assumed in connection
with the Acquired Hoyt
Properties - 1998             		16                         		12

Total                          639                          479


(G) Minority interest in income (loss) has been reflected, on a pro forma basis, in accordance with the Operating Partnership Agreement. Consolidated income or loss is allocated between the Company and the remaining partners pari passu based upon total weighted average Common Shares and Units. The adjustments to record the income (loss) effect of the minority interest share of income (loss) in the pro forma statements of operations were computed as follows:

                                           For the Year       For the Nine
                                             Ended           Month Period
                                        December 31, 1997   September 30, 1998
Loss before minority interests              (486)                 (215)

Pro forma minority share
     1,615,394 Units for the year ended
     December 31, 1997 and the nine month
     period ended September 30, 1998        (323)                 (142)

Net loss allocated to Common Shareholders
     818,354 Common Shares for the year ended
     December 31, 1997 and 831,666 Common
     Shares for the nine months ended
     September 30, 1998                     (163)                  (73)

(H) Simultaneously with the Transaction, WMC, an affiliate of the Company, received a termination fee and the advisory agreement between the Company and WMC was terminated. The fee is calculated as: (i) 1% of the aggregate value of the Acquired Properties up to $150,000 plus (ii) 0.25% of the aggregate value of the Acquired Properties in excess of $150,000. Based upon the aggregate value of the Acquired Properties through February 2, 1999, the Company has recorded the effect of this fee upon closing as a nonrecurring charge of approximately $308. Such adjustment has been omitted from the pro forma condensed consolidated statement of operations for the year ended
December 31, 1997 as the events are not expected to have a continuing impact on the Company.
                                    F9

                              REPORT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees
Wellington Properties Trust

We have audited the accompanying combined statement of revenue and certain expenses of the properties ("Acquired Hoyt Properties - 1998"), acquired by Wellington Properties Trust ("Trust"), for the year ended December 31, 1997.
This statement of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses of the Acquired Hoyt Properties - 1998 was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Wellington Properties Trust and excludes material amounts, described in note A to the combined statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Acquired Hoyt Properties - 1998 for the year ended
December 31, 1997, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP
Fond du Lac, Wisconsin
July 24, 1998

                                         F10

                        Acquired Hoyt Properties - 1998

            COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                  For the year ended       For the nine-month
                                  December 31, 1997            period ended
                                   (Audited)               September 30, 1998
                                                             (Unaudited)
Revenue
    Rental                          2,013,152                   1,665,469
    Interest                        		 78,263                    	 43,501
    Other                            		 3,254                   			 4,360
     Total                        	 2,094,669                		 1,713,330

Certain Expenses
    Property operating
    and maintenance                  	459,029                     222,610
    Real estate taxes and insurance 		335,396                   		283,447
    Utilities                        	186,712                   		128,784
    Management fees                 		100,802                   			83,130
     Total                         	1,081,939                  			717,971

REVENUE IN EXCESS OF CERTAIN
EXPENSES                            1,012,730                    	995,359


The accompanying note is an integral part of this statement.

                                                F11

                              Acquired Hoyt Properties - 1998

             NOTE TO COMBINED STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The Acquired Hoyt Properties - 1998 include the following:


Name of Property            Type of Rental       Location      Square Footage
Nicollet Business Campus 6     Commercial      Minneapolis, MN    50,291
Thresher Square West           Commercial      Minneapolis, MN    55,824
Thresher Square East           Commercial      Minneapolis, MN    63,448


In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1. Basis of Presentation

The accompanying combined statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of the Acquired Hoyt Properties - 1998. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of the Acquired Hoyt Properties - 1998. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

The Acquired Hoyt Properties - 1998 have various management agreements with an affiliated management company to maintain the properties and otherwise manage the operations of the commercial properties. Management fees are based on 5% of gross receipts.

2. Revenue Recognition

Rental revenue attributable to leases is recorded when due from tenants.

3. The properties were acquired by the operating partnership of Wellington Properties Trust on November 20, 1998 for approximately $18,100,000 plus closing costs.

                                        F12

                               REPORT OF INDEPENDENT
                            CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Trustees
Wellington Properties Trust

We have audited the accompanying statement of revenue and certain expenses of Cold Springs Office Center, acquired by Wellington Properties Trust ("Trust"), for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of its management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses of Cold Springs Office Center was prepared for the purposes of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Wellington Properties Trust and excludes material amounts, described in note A to the statement of revenue and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of Cold Springs Office Center for the year ended December 31, 1997, in conformity with generally accepted accounting principles.

GRANT THORNTON LLP
Fond du Lac, Wisconsin
August 20, 1998

                                        F13

                              Cold Springs Office Center

                      STATEMENT OF REVENUE AND CERTAIN EXPENSES
                                          For the           For the nine-month
                                          year ended          period ended
                                       December 31, 1997    September 30, 1998
                                        (Audited)              (Unaudited)
Revenue
    Rental                               1,558,851              1,148,901
    Other                                   			 37                			 156
     Total                               1,558,888              1,149,057

Certain Expenses
    Property operating and maintenance     217,957                154,937
    Real estate taxes and insurance        245,260                189,328
    Utilities                               80,363                 64,542
    Management fees                      			77,438              			58,238
     Total                              			621,018              		467,045

    REVENUE IN EXCESS OF
    CERTAIN EXPENSES                       937,870                682,012


The accompanying note is an integral part of this statement.

                                      F14

                           Cold Springs Office Center

                NOTE TO STATEMENT OF REVENUE AND CERTAIN EXPENSES

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General


Name of Property             Type of Rental    Location       Square Footage
Cold Springs Office Center    Commercial        St. Cloud, MN     77,533


In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

1. Basis of Presentation

The accompanying statement of revenue and certain expenses is not representative of the actual operations for the year presented as certain expenses have been excluded because they may not be comparable to the expenses expected to be incurred in the proposed future operations of Cold Springs Office Center. Expenses excluded consist of depreciation and amortization, interest, professional fees and other administrative costs not directly related to the future operations of Cold Springs Office Center. After reasonable inquiry, the Trust is not aware of any material factors that would cause reported financial information not to be necessarily indicative of future operating results.

The Cold Springs Office Center has a management agreement with an affiliated management company to maintain the property and otherwise manage the operations of the commercial property. Management fees are based on 5% of gross receipts.

2. Revenue Recognition

Rental revenue attributable to leases is recorded when due from tenants.

3. The property was acquired by the operating partnership of Wellington Properties Trust on November 20, 1998 for approximately $12,700,000 plus closing costs.


                                   F-15